File No. 333-157167


               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 1

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


             THE FIRST TRUST(R) COMBINED SERIES 283
                      (Exact Name of Trust)

                   FIRST TRUST PORTFOLIOS L.P.
                    (Exact Name of Depositor)

                     120 East Liberty Drive
                            Suite 400
                    Wheaton, Illinois  60187

  (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS L.P.         CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen               Attn:  Eric F. Fess
          120 East Liberty Drive              111 West Monroe Street
          Suite 400                           Chicago, Illinois  60603
          Wheaton, Illinois  60187

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  February 20, 2009
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)






              Tax Exempt Municipal Income Trust, Series 240
                 The First Trust(R) Combined Series 283

The First Trust Combined Series 283 consists of a unit investment trust known as Tax Exempt Municipal Income Trust, Series 240 (the "Trust"). The Trust invests in a portfolio of tax-exempt municipal bonds issued by or on behalf of certain states or United States territories which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from federal and applicable state and local income tax (the "Securities"). The Trust seeks to provide investors with income exempt from federal and applicable state and local income tax and to preserve capital.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FIRST TRUST (R)

                              1-800-621-1675

            The date of this prospectus is February 19, 2009


                            Table of Contents

Summary of Essential Information                                3
Fee Table                                                       4
Report of Independent Auditors                                  5
Statement of Net Assets                                         6
Schedule of Investments                                         7
The First Trust Combined Series                                10
Portfolio                                                      10
Estimated Returns                                              12
Risk Factors                                                   12
Public Offering                                                15
Distribution of Units                                          17
Underwriting Concessions                                       19
Underwriting                                                   19
The Sponsor's Profits                                          19
The Secondary Market                                           20
How We Purchase Units                                          20
Expenses and Charges                                           20
Tax Status                                                     21
Rights of Unit Holders                                         22
Interest and Principal Distributions                           23
Redeeming Your Units                                           23
Removing Securities from the Trust                             24
Amending or Terminating the Indenture                          25
Information on the Sponsor, Trustee, Portfolio Consultant,
   FTPS Unit Servicing Agent and Evaluator                     26
Other Information                                              27
Description of Bond Ratings                                    27
Federal Tax-Free Income                                        29

                     Summary of Essential Information

              Tax Exempt Municipal Income Trust, Series 240
                   The First Trust Combined Series 283


 At the Opening of Business on the Initial Date of Deposit-February 19, 2009


                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York Mellon
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.
      Portfolio Consultant:   Mariner Municipal Managers, LLC

Initial Number of Units                                                                                     62,931
Fractional Undivided Interest in the Trust per Unit                                                       1/62,931
Principal Amount (Par Value) of Securities per Unit (1)                                                  $1,025.09
Public Offering Price:
Public Offering Price per Unit (2)                                                                       $1,000.00
    Less Maximum Sales Charge per Unit (3)                                                                  (39.33)
                                                                                                         _________
Aggregate Offering Price Evaluation of Securities per Unit (4)                                              960.67
    Less Organization Costs per Unit (5)                                                                     (4.50)
                                                                                                         _________
Net Asset Value per Unit                                                                                 $  956.17
                                                                                                         =========
Sponsor's Initial Repurchase Price per Unit (5)                                                          $  960.67
Redemption Price per Unit (based on aggregate underlying value of Securities) (5)                        $  954.06
Weighted Average Maturity of the Securities                                                            23.29 years
First Settlement Date                                                                            February 24, 2009
Termination Date (6)                                                                             December 15, 2038
Ticker Symbol                                                                                               FTXMLX
Distributions (7):
     Estimated Net Annual Interest Income per Unit                                                      $    53.41
     Initial Distribution per Unit                                                                      $     2.37
     Estimated Regular Distribution per Unit                                                            $     4.45
Estimated Current Return (8)                                                                                 5.34%
Estimated Long-Term Return (8)                                                                               5.45%
CUSIP Number                                                                                            3371M5 825
Wrap Fee Accounts CUSIP Number                                                                          3371M5 833
FTPS CUSIP Number                                                                                       3371M5 841
Security Code                                                                                               054843

____________

(1) Because certain of the Securities may, in certain circumstances, be sold, redeemed or mature in accordance with their terms, the Unit value at the Termination Date may not equal the Principal Amount (Par Value) of Securities per Unit stated above.

(2) The Public Offering Price shown above reflects the value of the Securities at the opening of business on the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date your purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accrued interest on the Securities. After this date, a pro rata share of any accrued interest on the Securities will be included.

(3) You will pay a maximum sales charge of 3.95% of the Public Offering Price per Unit (equivalent to 4.094% of the net amount invested).
Investors will not be assessed a sales charge on the portion of their Units represented by cash deposited to pay the Trust's organization costs.

(4) Each Security is valued at its aggregate offering price. The initial evaluation for purposes of determining the purchase, sale or redemption price of Units on the Initial Date of Deposit will occur at the latter of 4:00 p.m. Eastern time or the effectiveness of the Trust. Thereafter, evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(5) The Sponsor's Initial Repurchase Price per Unit and the Redemption Price per Unit will include the estimated organization costs until the end of the initial offering period as set forth under "Fee Table." After such date, the Sponsor's Repurchase Price and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) See "Amending or Terminating the Indenture."

(7) Distributions will be paid on the twenty-fifth day of each month ("Distribution Date") to Unit holders of record on the tenth day of such month ("Distribution Record Date"). The amount of the Estimated Regular Distributions per Unit was calculated on the basis of the Estimated Net Annual Interest Income per Unit less the estimated annual expenses and divided by twelve. Each Unit holder will receive the Initial Distribution per Unit on March 25, 2009. Estimated Regular Distributions per Unit will occur monthly, beginning April 25, 2009. The actual distribution you receive will vary from that set forth above with changes in the Trust's fees and expenses and with the sale, maturity or redemption of Securities. See "Fee Table" and "Expenses and Charges." Distributions from the Principal Account will be made monthly if the amount available for distribution equals at least $1.00 per Unit. Notwithstanding, distributions of funds in the Principal Account, if any, will be made in December of each year and as part of the final liquidation distribution. See "Interest and Principal Distributions."

(8) Estimated Current Return is calculated by dividing Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Securities; and (2) takes into account a compounding factor, the sales charge and expenses. There is no assurance that the Estimated Current and Long-Term Returns set forth above will be realized in the future because the various components used to calculate these figures, such as Trust expenses, market values and estimated retirements of the Securities, will change. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions.

                                Fee Table

This Fee Table describes the fees and expenses that you may pay if you buy and hold Units of the Trust and receive distributions monthly. See "Public Offering" and "Expenses and Charges." Although the Trust has a term of approximately 29 years and is a unit investment trust rather than a mutual fund, this information allows you to compare fees.


                                                                                                               Amount
                                                                                                               per Unit
                                                                                                               ________
Unit Holder Sales Fees
   (as a percentage of public offering price)
Maximum sales charge imposed on purchase                                                        3.95%(a)       $39.33
                                                                                                ========       ========

Organization Costs
   (as a percentage of public offering price)
Estimated organization costs                                                                    .450%(b)       $4.50
                                                                                                ========       ========

Estimated Annual Trust Operating Expenses(c)
   (as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative, evaluation
   and FTPS Unit servicing fees                                                                 .047%          $0.46
Trustee's fee and other operating expenses                                                      .121%(d)       $1.20
                                                                                                ________       ________
   Total                                                                                        .168%          $1.66
                                                                                                ========       ========


                                 Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in the Trust for the periods shown and sell all your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs, assuming you held your Units for the periods shown, would be:

      1 Year          3 Years          5 Years         10 Years
      ______          _______          _______         ________
      $ 457           $ 491            $ 529           $ 642

The example will not differ if you hold rather than sell your Units at the end of each period.

____________

(a) The maximum sales charge consists entirely of an initial sales charge, deducted at the time of purchase. Investors will not be assessed a sales charge on the portion of their Units represented by cash deposited to pay the Trust's organization costs.

(b) Estimated organization costs, which includes a one-time portfolio consultant fee, will be deducted from the assets of the Trust at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period. Estimated organizations costs are assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(c) Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(d) Other operating expenses include the costs incurred for annually updating the Trust's registration statement, but do not include brokerage costs and other portfolio transaction fees. A portion of the Trustee's fee represents the cost to the Trustee of advancing funds to the Trust to meet scheduled distributions, to provide funds for payment of redemptions, or otherwise as required for the administration of the Trust. The Trustee can adjust the amount of its fee in response to, among other things, changes in short term interest rates and changes in the average cash balances on hand in the Trust Accounts. The Trustee has agreed to reduce its Trustee's fee by $.0067 per Unit for the first year, which represents the amount of interest accrued on when issued Securities in the Trust through the delivery date of such Securities. In certain circumstances the Trust may incur additional expenses not set forth above. See "Expenses and Charges."


                          Report of Independent
                    Registered Public Accounting Firm

The Sponsor, First Trust Portfolios L.P., and Unit Holders
The First Trust Combined Series 283


We have audited the accompanying statement of net assets, including the schedule of investments, of The First Trust Combined Series 283, comprising Tax Exempt Municipal Income Trust, Series 240 (the "Trust"), as of the opening of business on February 19, 2009 (Initial Date of Deposit). This statement of net assets is the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall presentation of the statement of net assets. Our procedures included confirmation of the irrevocable letter of credit held by The Bank of New York Mellon, the Trustee, and deposited in the Trust for the purchase of Securities, as shown in the statement of net assets, as of the opening of business on February 19, 2009, by correspondence with the Trustee. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of The First Trust Combined Series 283, comprising Tax Exempt Municipal Income Trust, Series 240, at the opening of business on February 19, 2009 (Initial Date of Deposit) in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Chicago, Illinois
February 19, 2009

                         Statement of Net Assets

              Tax Exempt Municipal Income Trust, Series 240
                   The First Trust Combined Series 283


                    At the Opening of Business on the
                Initial Date of Deposit-February 19, 2009


                                                        NET ASSETS
Investment in Securities represented by purchase contracts (1)(2)                                       $60,172,970
Accrued interest on underlying Securities (2)(3)                                                            559,162
Cash (2)                                                                                                    283,190
                                                                                                        ___________
                                                                                                         61,015,322
Less liability for reimbursement to Sponsor for organization costs (4)                                     (283,190)
Less distributions payable (3)                                                                             (559,162)
                                                                                                        ___________
Net assets                                                                                              $60,172,970
                                                                                                        ===========
Units outstanding                                                                                            62,931
Net asset value per Unit (5)                                                                            $    956.17
                                                  ANALYSIS OF NET ASSETS
Cost to investors (6)                                                                                   $62,930,738
Less maximum sales charge (6)                                                                            (2,474,578)
Less estimated reimbursement to Sponsor for organization costs (4)                                         (283,190)
                                                                                                        ___________
Net assets                                                                                              $60,172,970
                                                                                                        ===========
_____________

                    NOTES TO STATEMENT OF NET ASSETS

The Sponsor is responsible for the preparation of financial statements in accordance with accounting principles generally accepted in the United States which require the Sponsor to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

(1) The Trust invests in a diversified portfolio of tax-exempt municipal bonds. Aggregate cost of the Securities listed under "Schedule of Investments" is based on their aggregate underlying value. The Trust has a Termination Date of December 15, 2038.

(2) An irrevocable letter of credit issued by The Bank of New York Mellon, of which $63,000,000 is allocated to the Trust, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts ($60,172,970), accrued interest to the Initial Date of Deposit ($559,162), cash ($283,190) and accrued interest from the Initial Date of Deposit to the expected dates of delivery of the Securities ($48,554).

(3) The Trustee will advance to the Trust the amount of net interest accrued to the First Settlement Date, which will be distributed to the Sponsor as Unit holder of record.

(4) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $4.50 per Unit. A payment will be made as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

(5) Net asset value per Unit is calculated by dividing the Trust's net assets by the number of Units outstanding. This figure includes organization costs, which will only be assessed to Units outstanding at the close of the initial offering period.

(6) The aggregate cost to investors in the Trust, excluding the amount held in cash, includes a maximum sales charge computed at the rate of 3.95% of the Public Offering Price per Unit (equivalent to 4.094% of the net amount invested), assuming no reduction of sales charge as set forth under "Public Offering."


                         Schedule of Investments

              Tax Exempt Municipal Income Trust, Series 240
                   The First Trust Combined Series 283


 At the Opening of Business on the Initial Date of Deposit-February 19, 2009


                                                                                                                 Cost of
Aggregate       Issue Represented by Sponsor's                                 Rating (3)     Redemption         Securities to the
Principal       Contracts to Purchase Securities (1)                       S&P       Moody's  Provisions (4)     Trust (2) (7)
_________       ____________________________________                       _______   _______  ______________     _________________
$ 2,635,000     Canyon Regional Water Authority (A political subdivision    A        NR       2017 @ 100         $ 2,577,952
                of the State of Texas located within Atascosa, Bexar,                         2029 @ 100 S.F.
                Comal, Guadalupe, Hays, Medina and Wilson Counties,
                Texas), Tax-Exempt Contract Revenue, (Wells Ranch
                Project), Series 2007, AMBAC Insured, 5.00%, Due
                08/01/2032 (8)

  2,500,000     City of Chicago, Chicago O'Hare International Airport,      AA-      A1       2016 @ 100           2,426,325
                General Airport Third, Lien Revenue, Series 2005A, MBIA                       2027 @ 100 S.F.
                Insured, 5.00%, Due 01/01/2029 (8)

  2,900,000     City of Dallas, Texas, (Dallas, Denton, Collin and          AAA(e)   Aa2(e)   2019 @ 100           2,883,818
                Rockwall Counties), Civic Center Convention Complex,                          2030 @ 100 S.F.
                Revenue Refunding and Improvement, Series 2009, Assured
                Guaranty Insured, 5.25%, Due 08/15/2034 (5) (6) (8)

  1,175,000     City of Detroit, Michigan, Sewage Disposal System, Senior   AAA      Aa2      2023 @ 100 S.F.      1,149,749
                Lien, Revenue, Series 2001(B), FGIC Insured, 5.50%, Due
                07/01/2029 (8)

  6,250,000     City of Henderson, Nevada, Health Facility, Revenue,        A        A2       2017 @ 100           5,306,875
                (Catholic Healthcare West), 2007 Series B, 5.25%, Due                         2026 @ 100 S.F.
                07/01/2031

    500,000     City of Reno, Nevada, Health Facility Revenue, (Catholic    A        A2       2017 @ 100             424,550
                Healthcare West), 2007 Series A, 5.25%, Due 07/01/2031

  2,000,000     Dormitory Authority of the State of New York, Lease         AA-      Aa3      2018 @ 100           1,958,280
                Revenue, (State University Dormitory Facilities Issue),                       2029 @ 100 S.F.
                Series 2008A, 5.00%, Due 07/01/2033

  2,900,000     Florida Governmental Utility Authority, Utility Revenue,    A        A3       2013 @ 100           2,769,181
                (Lehigh Utility System), Series 2003, AMBAC Insured, 5.125%,                  2029 @ 100 S.F.
                Due 10/01/2033 (8)

  2,800,000     Long Island Power Authority, Electric System, General       NR       A3       2028 @ 100 S.F.      2,817,500
                Revenue, Series 2003C, CIFG Insured, 5.25%, Due 09/01/2029
                (8)

  2,000,000     McAllister Academic Village LLC, Revenue Refunding,         AA-      A1       2018 @ 100           2,026,420
                (Arizona State University Hassayampa Academic Village                         2031 @ 100 S.F.
                Project), Series 2008, 5.25%, Due 07/01/2033 (5)

  3,420,000     The Medical Center Hospital Authority, Revenue              AAA      NR       2018 @ 100           3,629,202
                Anticipation Certificates, (Columbus Regional Healthcare                      2024 @ 100 S.F.
                System, Inc. Project), Series 2008, Assured Guaranty
                Insured, 6.375%, Due 08/01/2029 (5) (8)

  5,000,000     New Jersey Economic Development Authority, Motor Vehicle    AA-      Baa1     2014 @ 100           4,681,200
                Surcharges, Revenue, 2004 Series A, MBIA Insured, 5.00%,                      2028 @ 100 S.F.
                Due 07/01/2029 (8)

  1,725,000     New York City Transitional Finance Authority, Building Aid  AA-      A1(e)    2019 @ 100           1,715,202
                Revenue, Fiscal 2009 Series S-3, 5.25%, Due 01/15/2034 (5)                    2031 @ 100 S.F.

  5,000,000     New York Liberty Development Corporation, Revenue,          A        A1                            4,149,600
                (Goldman Sachs Headquarters Issue), Series 2005, 5.25%,
                Due 10/01/2035

  5,000,000     North Texas Tollway Authority System, Second Tier Revenue   BBB+     A3       2018 @ 100           4,674,750
                Refunding, Series 2008F, 5.75%, Due 01/01/2038 (5)                            2034 @ 100 S.F.


                    Schedule of Investments (cont'd.)

              Tax Exempt Municipal Income Trust, Series 240
                   The First Trust Combined Series 283


 At the Opening of Business on the Initial Date of Deposit-February 19, 2009


                                                                                                                 Cost of
Aggregate       Issue Represented by Sponsor's                                 Rating (3)     Redemption         Securities to the
Principal       Contracts to Purchase Securities (1)                        S&P    Moody's    Provisions (4)     Trust (2) (7)
_________       ____________________________________                        ___    _______    ______________     _________________
$ 3,000,000     Orlando-Orange County Expressway Authority, Revenue,        A      A1         2013 @ 100         $ 2,832,150
                Series 2003B, AMBAC Insured, 5.00%, Due 07/01/2035 (8)                        2031 @ 100 S.F.

  1,965,000     Port of Tacoma, Washington, Limited Tax, General            AAA    Aa3        2018 @ 100           1,976,436
                Obligation, Series 2008A, FSA Insured, 5.00%, Due                             2031 @ 100 S.F.
                12/01/2033 (8)

  4,500,000     Puerto Rico Electric Power Authority, Power Revenue,        BBB+   A3         2015 @ 100           4,044,960
                Series RR, XLCA Insured, 5.00%, Due 07/01/2026 (8)

  2,800,000     Puerto Rico Public Buildings Authority, Government          BBB-   Baa3       2029 @ 100 S.F.      2,754,500
                Facilities Revenue Refunding, Series M, 6.25%, Due
                07/01/2031

  4,000,000     Washington Health Care Facilities Authority, Revenue,       BBB    Baa3       2015 @ 100           2,848,920
                Series 2005B, (Overlake Hospital Medical Center), ACA                         2026 @ 100 S.F.
                Insured, 5.00%, Due 07/01/2030 (8)

  2,440,000     Washington Health Care Facilities Authority, Revenue,       NR     A3(e)      2019 @ 100           2,525,400
                Series 2008 (Seattle Cancer Care Alliance), 7.375%, Due                       2030 @ 100 S.F.
                03/01/2038 (5)
___________                                                                                                      ___________
$64,510,000                                                                                                      $60,172,970
===========                                                                                                      ===========

__________

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on February 19, 2009 and the Sponsor expects that they will all settle on or prior to February 25, 2009. The Securities are obligations of issuers of certain states or United States territories. The Securities in the Trust are divided by purpose of issue and represent the percentage of aggregate principal amount of the Securities as indicated by the following table:

  Number of Issues      Purpose of Issue               Portfolio Percentage
  ________________      ________________               ____________________
         1              General Obligation                     3.04%
         3              Education                              8.87%
         2              Electric Utility                      11.32%
         5              Health Care                           25.75%
         1              Industrial                             7.75%
         3              Transportation  Facility              16.28%
         3              Water & Sewerage                      10.40%
         3              Miscellaneous                         16.59%

(2) The cost of the Securities to the Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the aggregate offering price of the Securities at the opening of business on the Initial Date of Deposit). The evaluation of the Securities at the opening of business on the Initial Date of Deposit has been determined by Capelogic, Inc., an independent pricing agent. The cost of the Securities to the Sponsor and the Sponsor's profit (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trust) are $59,960,229 and $212,741, respectively. The aggregate bid price of the Securities at the opening of business on the Initial Date of Deposit was $60,039,834.

(3) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and/or Moody's Investors Service, Inc. ("Moody's") and are unaudited. For a brief description of the rating symbols and their related meanings see "Description of Bond Ratings." Such ratings were obtained from an information reporting service other than Standard & Poor's or Moody's. "NR" indicates that a particular Security has not been rated by Standard & Poor's and/or Moody's.

(4) Certain Securities may be redeemed before their stated maturity. This column shows when a Security is initially redeemable and the redemption price for that year. Securities are redeemable at declining prices (but not below par value) in subsequent years. S.F. indicates a sinking fund is established with respect to an issue of Securities. Certain Securities may also be redeemed in whole or in part other than by operation of the stated redemption provisions under certain circumstances detailed in the instruments creating them. Such redemption provisions may result in a redemption price less than the value of the Securities on the Initial Date of Deposit. Redemption pursuant to call

Page 8

provisions generally will occur at times when the redeemed Securities have an offering side valuation which represents a premium over par. To the extent that Securities were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Securities and Unit holders will receive a distribution of the principal amount and any premium received on such redemption (except to the extent the proceeds of the redeemed Securities are used to pay for Unit redemptions). Estimated Current Return and Estimated Long-Term Return may also be affected by such redemptions.

(5) These Securities were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:
                                                            Date          %
                                                         __________    _______
City of Dallas, Texas                                    02/01/2009    98.206%
McAllister Academic Village LLC                          09/04/2008    97.420%
The Medical Center Hospital Authority                    12/03/2008    95.842%
New York City Transitional Finance Authority             01/21/2009    96.625%
North Texas Tollway Authority System                     07/30/2008    96.693%
Washington Health Care Facilities Authority (Seattle)    02/03/2009    97.084%

(6) The Sponsor's contract for the purchase of all or a portion of this Security (approximately 4.50% of the aggregate principal amount of the Securities in the Trust) is either on a "when, as and if issued" basis or is a delayed delivery Security and is expected to be settled on or before February 25, 2009.

(7) In accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), fair value is defined as the price that the Trust would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 which represents quoted prices in active markets for identical investments. Level 2 which represents fair value based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.). Level 3 which represents fair value based on significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments). At the date of deposit, all of the Trust's investments are classified as Level 2.

(8) Insurance has been obtained by the issuer of this Security. Such insurance coverage continues in force so long as this Security is outstanding and the insurer remains in business. See "Risk Factors" for a discussion of risks of investing in insured Securities.

(e) This is an "Expected Rating" and is intended to anticipate S&P's and/or Moody's forthcoming rating assignment. Expected Ratings are generated by Bloomberg Finance L.P. ("Bloomberg") based on sources it considers reliable or established S&P and Moody's rating practices. Expected Ratings exist only until S&P or Moody's assigns a rating to the issue. There is no guarantee that the ratings, when assigned, will not differ from those currently expected.


                     The First Trust Combined Series

The First Trust Combined Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of an investment company which we have named The First Trust Combined Series. The series to which this prospectus relates, The First Trust Combined Series 283, consists of a single portfolio known as Tax Exempt Municipal Income Trust, Series 240.

The Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into between First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee, FTP Services LLC ("FTPS") as FTPS Unit Servicing Agent and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trust.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE SPONSOR AT 1-800-621-1675, EXT. 1.

How We Created the Trust.

On the Initial Date of Deposit, we deposited municipal bonds with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trust, in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in the Trust, or cash (including a letter of credit or the equivalent) with instructions to buy more Securities to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth under "Schedule of Investments"), adjusted to reflect the sale, redemption or liquidation of any of the Securities or other similar event affecting the capital structure of the issuer of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities in the Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trust pays the associated brokerage fees. To reduce this dilution, the Trust will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trust pays the brokerage fees associated with its creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for the Trust to buy Securities. If we or an affiliate of ours act as agent to the Trust, we will be subject to the restrictions under the Investment Company Act of 1940, as amended (the "1940 Act").

We cannot guarantee that the Trust will keep its present size and composition for any length of time. Securities will mature or may be redeemed prior to the Termination Date or may periodically be sold under certain circumstances to satisfy Trust obligations, to meet redemption requests and, as described in "Removing Securities from the Trust," to maintain the sound investment character of the Trust, and the proceeds from these events will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if the Securities no longer meet the criteria by which they were selected. You will not be able to dispose of any of the Securities in the Trust or vote the Securities. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in the Trust fails, unless we can purchase substitute Securities ("Replacement Securities"), we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Distribution Date. Any Replacement Security the Trust acquires will meet requirements specified in the Indenture.

                                Portfolio

Objectives.

The Trust is a professionally selected, fixed portfolio of investment grade municipal bonds. The objective of the Trust is to provide investors with income exempt from federal and applicable state and local income tax and to preserve capital by investing in tax-exempt municipal bonds issued by or on behalf of certain states or United States territories which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from federal and applicable state and local income tax.

Municipal Bond Basics.

A municipal bond is a debt obligation of a state and/or local government entity which is used to help build America's infrastructure by raising money to finance public projects such as new hospitals, schools and improved roads. In return, investors in municipal bonds receive earnings which are free from federal income taxes and, in some cases, state and local income taxes. Because of their low correlation to many other fixed-income and equity assets, municipal bonds can also provide diversification benefits within an investor's portfolio. Additionally, municipal bonds are a high credit quality asset class with historically low default rates and relatively low volatility. Of course, given the current economic uncertainty, there can be no assurance that the default rate for municipal bonds will not rise or that volatility will not increase.

Yield Comparison.

Current municipal yield spreads, as measured by the Barclays Capital Municipal Bond Index, are at historic levels relative to U.S. Treasury obligations, which makes this opportunity particularly attractive in the current environment in our opinion. According to Barclays Capital, as of January 2009, long-term municipal bonds yield above 6% compared to U.S. Treasuries which yield under 4%. The Barclays Capital Municipal Bond Index is a market-value-weighted index for the long-term (22+ year) tax-exempt bond market. U.S. Treasury obligations are represented by the Barclays Capital 20+ Year U.S. Treasury Index, which includes all publicly issued U.S. Treasury securities that have a remaining maturity greater than 20 years. An index cannot be purchased directly by investors.

Tax-Advantaged Income.

Municipal bonds provide investors with significant tax savings. For investors in higher tax brackets, municipals can offer greater after-tax yields than taxable debt securities of similar maturities and credit quality, including Treasuries and corporate bonds. Taxable-equivalent yields represent the amount of pre-tax return an investor would need to earn in a taxable investment in order to equal that of a tax-exempt investment. Using a municipal bond with a 5.0% yield as an example, if an investor is in the 25% federal tax bracket, the 5.0% yield has a taxable equivalent yield of 6.7%. In other words, an investor would need to get a 6.7% yield from a taxable bond to equal the 5.0% payout of the tax-free municipal bond.

Professional Portfolio Selection.

The municipal bonds included in the trust are selected by Mariner Municipal Managers, LLC ("Mariner") using a comprehensive evaluation process. Mariner's investment process draws upon extensive Wall Street proprietary trading and risk management experience which includes all facets of the municipal market. Mariner is affiliated with the Mariner Investment Group which manages over $10 billion in fixed-income assets for clients which include public and corporate pension plans, banks, insurance companies, and endowments and foundations.

Mariner believes that exceptional long-term performance can be achieved with a relative value research-driven approach. This approach is based on fundamental, bottom-up research on the credit and the structure of each bond resulting in superior security selection.

Investment Process.

In selecting municipal bonds for the Trust, Mariner's relative value, research-driven approach considers the following factors:

Sector Analysis
- Evaluate the national political and economic environment;
- Analyze municipal market technicals and fundamentals; and
- Review rating agency and street research.

Security Analysis
- Evaluate the local political and economic environment;
- Review financial documents and tax issues;
- Create models to stress cash flow;
- Determine the value of collateral; and
- Assess management.

As of the Initial Date of Deposit, all of the Securities were rated "Baa3" or better by Moody's, or "BBB-" or better by Standard & Poor's. See "Description of Bond Ratings." After the Initial Date of Deposit, a Security's rating may be lowered. This would not immediately cause the Security to be removed from the Trust, but may be considered by us in determining whether to direct the Trustee to dispose of such Security.
See "Removing Securities from the Trust."

The Trust has an expected life of approximately 21 years. A diversified portfolio helps to offset the risks normally associated with such an investment, although it does not eliminate them entirely. Of course, as with any similar investments, there can be no guarantee that the objective of the Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trust.

                            Estimated Returns

The Current and Long-Term Returns set forth in the "Summary of Essential Information" are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions. Estimated Current Return equals the estimated annual interest income to be received from the Securities less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of the Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Securities, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Securities in the Trust. We will provide you with estimated cash flows for the Trust at no charge upon your request.

                               Risk Factors

Price Volatility. The Trust invests in municipal bonds. The value of the Securities will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments. The value of the Securities will also fluctuate with changes in investors' perceptions of an issuer's financial condition or the general condition of the municipal bond market, changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trust is not managed, the Trustee will not sell Securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of the Trust will be positive over any period of time or that you won't lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Securities will be able to satisfy their interest payment obligations to the Trust over the life of the Trust.

Alternative Minimum Tax. While distributions of interest from the Trust are generally exempt from federal income taxes, a portion of such interest may be taken into account in computing the alternative minimum tax.

Current Economic Conditions. In December 2008, the National Bureau of Economic Research officially announced that the U.S. economy has been in a recession since December 2007. This announcement came months after U.S. stock markets entered bear market territory after suffering losses of 20% or more from their highs of October 2007. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity has now declined across all sectors of the economy, and the United States is experiencing increased unemployment. The current economic crisis has affected the global economy with European and Asian markets also suffering historic losses. Due to the current state of the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. In addition, during 2008, several major dealers of municipal bonds exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Trust's Securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as at the present, the Trust may not be able to sell Securities readily at prices reflecting the values at which the Securities are carried on the Trust's books. Sales of large blocks of securities by market participants, such as the Trust, that are seeking liquidity can further reduce security prices in an illiquid market.

In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

Municipal Securities. The Trust invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, you may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trust and would therefore impact the price of both the Securities and the Units.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Insurance Risk. Certain of the Securities in the Trust are covered by insurance policies obtained by the issuers or underwriters of the bonds from insurance companies. The "Schedule of Investments" identifies the insurer of each Security. Insurance guarantees the timely payment, when due, of all principal and interest on the insured Securities. Such insurance is effective so long as the insured Security is outstanding and the insurer remains in business. Insurance relates only to the particular Security and not to the Units offered hereby or to their market value. Insured Securities have received the rating described in the "Schedule of Investments" by Moody's and/or by Standard & Poor's in recognition of such insurance. There can be no assurance that any insurer listed will be able to satisfy its commitments in the event claims are made in the future. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value.

Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

Because the insurance on the Securities, if any, will be effective so long as the Securities are outstanding, such insurance will be taken into account in determining the market value of the Securities and therefore, some value attributable to such insurance will be included in the value of the Units of the Trust. The insurance does not, however, guarantee the market value of the Securities or of the Units.


Concentration Risk. When at least 25% of a Trust's portfolio is invested in securities issued by entities within a single sector, the Trust is considered to be concentrated in that particular sector. A portfolio concentrated in a single sector may present more risks than a portfolio broadly diversified over several sectors.

The Trust is concentrated in bonds of health care issuers.

Health Care. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenue and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.


When Issued Bonds. "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to the Trust when the bonds are actually issued. Delivery of these Securities may be delayed or may not occur. Interest on these Securities does not begin accruing to the Trust until the Sponsor delivers them to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these Securities after their expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the Securities to the Trust. This could lower your first year estimated current return. In addition, you may experience gains or losses on these Securities from the time you purchase Units even though the Trust has not received them.

Discount Bonds. Discount bonds are bonds which have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. The market discount on previously issued bonds will increase when interest rates for newly issued comparable bonds increase and decrease when such interest rates fall, other things being equal. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Tax Status."


Original Issue Discount Bonds. Six of the Securities are considered original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.


Zero Coupon Bonds. Zero coupon bonds represent a certain type of original issue discount bonds which do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to greater price volatility than conventional bonds. Zero coupon bond features include (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection.

Premium Bonds. Premium bonds are bonds which have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. The current returns of such bonds are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemptions are more likely to occur at times when the bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the accreted value. To the extent that the Securities were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. The Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in order to pay expenses of the Trust or in case the Trust is terminated. See "Removing Securities from the Trust" and "Amending or Terminating the Indenture."

General Obligation and Revenue Bonds. General obligation bonds are general obligations of a governmental entity that are backed by the taxing power of such entity. All other Securities in the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds, both within a particular classification and between classifications, depending on numerous factors.

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in the Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the prices of the Securities or of the issuers.

                             Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Interest and Principal Accounts of the Trust;

- Net interest accrued but unpaid on the Securities after the First Settlement Date to the date of settlement; and

- The sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the value of the Interest and/or Principal Accounts and the accrual of interest on the Securities.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Cash which comprises the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the Portfolio Consultant's fee, the initial audit of the Trust's statement of net assets, legal fees and the initial fees and expenses of the Trustee) has been included in the Trust. The Sponsor will be reimbursed for the Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of the Trust). To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Securities generally is paid semiannually, although the Trust accrues such interest daily. Because the Trust always has an amount of interest earned but not yet collected, the

Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of accrued interest from the purchaser of your Units.

Minimum Purchase.

The minimum amount you can purchase of the Trust is generally $1,000 worth of Units ($1,000 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan), but such amounts may vary depending on your selling firm.

Sales Charges.

Initial Offering Period. The maximum sales charge during the initial offering period equals 3.95% of the Public Offering Price (equivalent to 4.094% of the net amount invested).

Secondary Market. The maximum sales charge during the secondary market is determined based upon the number of years remaining to the maturity of each Security in the Trust, but in no event will the secondary market sales charge exceed 5.80% of the Public Offering Price (equivalent to 6.16% of the net amount invested). For purposes of computation, Securities will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Securities are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Securities, in accordance with the following schedule:

                                         Secondary
                                         Market
Years to Maturity                        Sales Charge
-----------------                        ------------
Less than 1                                1.00%
1 but less than 2                          1.50%
2 but less than 3                          2.00%
3 but less than 4                          2.50%
4 but less than 5                          3.00%
5 but less than 6                          3.50%
6 but less than 7                          4.00%
7 but less than 8                          4.50%
8 but less than 9                          5.00%
9 but less than 10                         5.50%
10 or more                                 5.80%

Discounts for Certain Persons.

If you invest at least $100,000 (except if you are purchasing for "Wrap Fee Accounts" as described below), the maximum sales charge is reduced, as follows:

                                 Your            Dealer
If you invest                    Maximum         Concession
(in thousands):*                 Sales Charge    per Unit
                                 will be:        will be:
-----------------                ------------    --------
$100 but less than $250           3.70%          $27.50
$250 but less than $500           3.45%          $25.00
$500 but less than $1,000         3.15%          $22.50
$1,000 or more                    2.95%          $21.00

* The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine same day purchases of Units of the Trust with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charge will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Wrap Fee Accounts") can purchase Units at the Public Offering Price less the applicable dealer concession. Certain Wrap Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities. Wrap Fee Accounts Units are not available for purchase in the secondary market. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trust.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies and dealers may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of the Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in the Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in the Trust will be determined as follows:

a) On the basis of current market offering prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust;

b) If such prices are not available for any of the Securities, on the basis of current market offering prices of comparable bonds;

c) By determining the value of the Securities on the offering side of the market by appraisal; or

d) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary. The offering price of the Securities may be expected to be greater than their bid price by approximately 1-3% of the aggregate principal amount of such Securities.

                          Distribution of Units

We intend to qualify Units of the Trust for sale in a number of states. All Units will be sold at the current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of the Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of $30.00 per Unit (65% of the maximum sales charge for secondary market sales), subject to the reduced concession applicable to volume purchases as set forth in "Public Offering-Discounts for Certain Persons."

Eligible dealer firms and other selling agents who sell at least $250,000 worth of Units will be entitled to the following additional concessions with respect to total sales:

                                          Additional
Total sales                               Concession
(in thousands)                            per Unit
---------------------                     -----------
$250 but less than $1,000                  $1.00
$1,000 or more                             $2.00

Underwriters other than the Sponsor will sell Units of the Trust to other broker/dealers and selling agents at the Public Offering Price per Unit less a concession or agency commission not in excess of the underwriter concession allowed to the Underwriters by the Sponsor as described under "Underwriting Concessions" below.

In addition, eligible dealer firms and other selling agents who, during the previous consecutive 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales of units during the current month of unit investment trusts sponsored by us:

Total sales                               Additional
(in millions)                             Concession
---------------------                     -----------
$25 but less than $100                      0.050%
$100 but less than $150                     0.075%
$150 but less than $250                     0.100%
$250 but less than $500                     0.115%
$500 but less than $750                     0.125%
$750 but less than $1,000                   0.130%
$1,000 but less than $1,500                 0.135%
$1,500 but less than $2,000                 0.140%
$2,000 but less than $3,000                 0.150%
$3,000 but less than $4,000                 0.160%
$4,000 but less than $5,000                 0.170%
$5,000 or more                              0.175%

Dealers and other selling agents will not receive a concession on the sale of Wrap Fee Account Units, but such Units will be included in determining whether the above volume sales levels are met. Eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker/dealer firms or firms who place orders through clearing firms that are eligible dealers. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of this Trust and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including the Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units. In addition, as compensation for purchasing a portion of the unit investment trust business of Citigroup Global Markets Inc. ("CGMI"), we will pay CGMI a fee based on the dollar amount of proceeds from unit investment trusts formerly sponsored by CGMI which are invested in trusts sponsored by us which equates to $3.50 per $1,000 invested. This payment will be made out of our profits and not from assets of the Trust.

Advertising and Investment Comparisons.

Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how the Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in the Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of the Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

                         Underwriting Concessions

The Agreement Among Underwriters provides that a public offering of the Units of each Trust will be made at the Public Offering Price described in the prospectus. Units may also be sold to or through dealers and other selling agents during the initial offering period and in the secondary market at prices representing a concession or agency commission as described in "Distribution of Units."

The Sponsor will receive from the Underwriters the excess over the gross sales commission contained in the following table:


                                         Underwriting
Total Sales                              Concession
(in thousands)                           Per Unit
--------------                           ------------
$250 but less than $1,000                $31.00
$1,000 or more                           $32.00


In addition to any other benefits that the Underwriters may realize from the sale of the Units of the Trust, the Agreement Among Underwriters provides that the Sponsor will share with the other Underwriters, on a pro rata basis, 50% of the net gain, if any, represented by the difference between the Sponsor's cost of the Securities in connection with their acquisition and the Aggregate Offering Price thereof on the Initial Date of Deposit, less a charge for acquiring the Securities in the portfolio and for the Sponsor maintaining a secondary market for the Units. Underwriters are not, however, eligible to receive the additional dealer concession in connection with sales of $250,000 or more of Units of this Trust as set forth in "Distribution of Units."


                               Underwriting

                                                Number
Name and Address                                of Units
----------------                                --------
SPONSOR
First Trust Portfolios L.P.                     31,681
120 East Liberty Drive
Wheaton, Illinois 60187

UNDERWRITERS
Wachovia Securities, LLC                         7,830
One North Jefferson Street
St. Louis, Missouri 63103

Southwest Securities, Inc.                       6,000
1201 Elm Street, Suite 4300
Dallas, Texas 75270

Morgan Stanley & Company, Inc.                   5,300
1585 Broadway
New York, New York 10036

Citigroup Global Markets, Inc.                   4,122
38 Greenwich Street
New York, New York 10013

Pershing LLC                                     3,017
One Pershing Plaza, 6th Floor
Jersey City, New Jersey 07399

RBC Wealth Management, a division of RBC         2,300
  Capital Markets Corp.
60 South 6th Street
Minneapolis, Minnesota 55402

Morgan Keegan & Co., Inc.                        1,396
Fifty North Front Street
Memphis, Tennessee 38103

Stifel, Nicolaus & Co, Inc.                      1,285
501 N. Broadway
St. Louis, Missouri 63102
                                                ------
                                                62,931
                                                ======

                          The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit for the Trust less any reduction as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to the Trust is considered a profit or loss (see Note 2 of "Schedule of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                           The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating the Trust's registration statement. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                          How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell Units tendered for redemption in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                           Expenses and Charges

The estimated annual expenses of the Trust are listed under "Fee Table." If actual expenses of the Trust exceed the estimate, the Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of the Trust from the Interest Account of the Trust if funds are available, and then from the Principal Account. The

Interest and Principal Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and Evaluator and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trust. In addition, the Portfolio Supervisor may, at its own expense, employ one or more sub-Portfolio Supervisors to assist in providing services to the Trust. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Trust's registration statement yearly are chargeable to the Trust. As Sponsor, we will receive brokerage fees when the Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for the Trust. The Trust will pay for such services at standard commission rates.

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to the Trust with respect to the Trust's FTPS Units. FTPS Units are Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC and the Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliate for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to the Trust's operating expenses, and the fees set forth above, the Trust may also incur the following charges:

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect the Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of the Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of the Trust; and/or

- All taxes and other government charges imposed upon the Securities or any part of the Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trust. We cannot guarantee that distributions from the Securities will be sufficient to meet any or all expenses of the Trust. If there is not enough cash in the Interest or Principal Accounts of the Trust, the Trustee has the power to sell Securities to make cash available to pay these charges. These sales may result in capital gains or losses to the Unit holders. See "Tax Status."

The Trust will be audited annually, so long as we are making a secondary market for Units. We will bear the cost of these annual audits to the extent the cost exceeds $0.50 per Unit. Otherwise, the Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

                                Tax Status

Federal Tax Status.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Trust Status.

The Trust intends to qualify as a "regulated investment company" under the federal tax laws. If the Trust qualifies as a regulated investment company and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes.

Distributions.

After the end of each year, you will receive a tax statement that separates your Trust's distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Units.

If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received.

Capital Gains and Losses.

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Deductibility of Trust Expenses.

Expenses incurred and deducted by your Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Further, because the Trust pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

                          Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. For the purposes of record keeping, the Trustee will treat the FTPS Unit Servicing Agent as sole Record Owner of FTPS Units on its books. The FTPS Unit Servicing Agent will keep a record of all individual FTPS Unit holders, the actual Record Owners of such Units, on its books. It is your responsibility to notify the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Wrap Fee Accounts Units and FTPS Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will send you:

- A written initial transaction statement containing a description of your Trust;

- The number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with a statement detailing the per Unit amount of interest (if any) distributed. After the end of each calendar year, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with the following information:

- The amount of interest received by the Trust less deductions for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The dates Securities were sold and the net proceeds received from such sales less deduction for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The Securities held and the number of Units outstanding on the last business day of the calendar year;

- The Redemption Price per Unit on the last business day of the calendar year; and

- The amounts actually distributed during the calendar year from the Interest and Principal Accounts, separately stated.

                          Interest and Principal
                              Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on the Trust's Securities to the Interest Account of the Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Principal Account of the Trust.

After deducting the amount of accrued interest the Trustee advanced to us as Unit holder of record as of the First Settlement Date, the Trustee will distribute an amount substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of one-twelfth of the estimated annual amount of interest received in the Income Account after deducting estimated expenses on or near the Distribution Dates to Unit holders of record on the preceding Distribution Record Date. See "Summary of Essential Information" for the Trust. Because interest is not received by the Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next Distribution Record Date. The Trustee will distribute amounts in the Principal Account on the twenty-fifth day of each month to Unit holders of record on the tenth day of each month provided the amount equals at least $1.00 per Unit. However, amounts in the Principal Account from the sale of Securities designated to meet redemptions of Units or pay expenses will not be distributed. In any case, the Trustee will distribute any funds in the Principal Account in December of each year and as part of the final liquidation distribution. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

Within a reasonable time after the Trust is terminated you will receive the pro rata share of the money from the disposition of the Securities.

The Trustee may establish reserves (the "Reserve Account") within the Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

                           Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at the address set forth on the back cover of this prospectus. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the

Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of the Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust.

The IRS requires the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under "Income and Capital Distributions."

The Trustee may sell Securities in the Trust to make funds available for redemption. If Securities are sold, the size and diversification of the Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of the Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in the Trust;
and

3. accrued interest on the Securities; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of the Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of the Trust, if any;

4. cash held for distribution to Unit holders of record of the Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by the Trust; and

dividing

1. the result by the number of outstanding Units of the Trust.

Until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                    Removing Securities from the Trust

The portfolio of the Trust is not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security has defaulted in the payment of principal or interest on the Security;

- Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Security has been instituted;

- The issuer of the Security has breached a covenant which would affect the payment of principal or interest on the Security, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;


- The sale of Securities is necessary or advisable (i) in order to maintain the qualification of the Trust as a "regulated investment company" or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trust;


-  The Security is the subject of an advanced refunding;

- Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Security; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to the Trust.

If a Security defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact. If we fail to instruct the Trustee whether to sell or hold the Security within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Securities and will not be liable for any depreciation or loss incurred thereby.

Except for instances in which the Trust acquires Replacement Securities as described in "The First Trust Combined Series," the Trust will generally not acquire any bonds or other property other than the Securities. The Trustee, on behalf of the Trust and at the direction of the Sponsor, will vote for or against any offer for new or exchanged bonds or property in exchange for a Security. In that regard, we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Securities or in our written opinion the issuer will likely default in respect to such Securities in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Securities originally deposited in the Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchange securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Securities, exchanged bonds or property from the Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Securities should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for the Trust in acquiring or selling Securities on behalf of the Trust.

                  Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us).

Termination. As provided by the Indenture, the Trust will terminate upon the redemption, sale or other disposition of the last Security held in the Trust, but in no case later than the Termination Date. The Trust may be terminated prior to the Termination Date:

- Upon the consent of 100% of the Unit holders;

- If the value of the Securities owned by the Trust as shown by any evaluation is less than 20% of the aggregate principal amount of Securities deposited in the Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of the Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. If the Trust is terminated due to this last reason, we will refund your entire sales charge. For various reasons, the Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Termination Date.

The Trustee will notify you of any termination prior to the Termination Date. You will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Interest and Principal Accounts of the Trust, within a reasonable time after the Trust is terminated. The sale of Securities upon termination may result in a lower sales price than might otherwise be realized if the sale were not required at that time. For this reason, among others, the amount realized by a Unit holder upon termination may be less than the principal amount of Securities per Unit or value at the time of purchase. The Trustee will deduct from the Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

       Information on the Sponsor, Trustee, Portfolio Consultant,
                 FTPS Unit Servicing Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $105 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection
Corporation. Our principal offices are at 120 East Liberty Drive,
Wheaton, Illinois 60187; telephone number (800) 621-1675. As of December 31, 2007, the total consolidated partners' capital of First Trust
Portfolios L.P. and subsidiaries was $56,998,038 (audited).

This information refers only to us and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent's address is 120 East Liberty Drive, Wheaton, Illinois 60187. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514-7768. The FTPS Unit Servicing Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV(R) is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.


Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and Trustee.


Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing Agent's and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Portfolio Consultant.

The Portfolio Consultant is Mariner Municipal Managers LLC, a Delaware limited liability company and registered investment adviser founded in 2007. Mariner Municipal Managers LLC entered into a joint venture relationship with Mariner Investment Group, LLC ("MIG") in November 2007. As part of that relationship, MIG provides Mariner Municipal Managers LLC with certain infrastructure and support services. Mariner Municipal Managers LLC provides discretionary portfolio management services to high net worth individuals and institutional clients, including insurance companies and hedge funds on behalf of itself and MIG. MIG manages over $10 billion in fixed-income assets. Mariner Municipal Managers LLC is headquartered at 125 Village Boulevard, Princeton, New Jersey 08540.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor, the FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, the FTPS Unit Servicing Agent or Unit holders for errors in judgment.

                            Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP acts as the Trustee's counsel.

Experts.

The Trust's statement of net assets, including the schedule of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus, has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific risk information about the Trust.

                       Description of Bond Ratings*

                 * As published by the rating companies.

Standard & Poor's.

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Expected Ratings are designated on the "Schedule of Investments" by an "(e)" after the rating code. Expected Ratings are intended to anticipate S&P's forthcoming rating assignments. Expected Ratings are generated by Bloomberg based on sources it considers reliable or established S&P rating practices. Expected Ratings exist only until S&P assigns a rating to the issue.

Moody's Investors Services.

Moody's Long-Term Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Aaa Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A Issuers or issues rated "A" present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B Issuers or issues rated "B" demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Moody's may append numerical modifiers "1," "2," and "3" to each generic rating category from "Aa" through "Caa." The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Expected Ratings are designated by an "(e)" after the rating code, and are intended to anticipate Moody's forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody's rating practices. Expected Ratings will exist only until Moody's assigns a rating to the instrument.

                         Federal Tax-Free Income

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax free yields assuming the stated marginal federal tax rates for 2009 listed below. The table does not reflect (i) any Federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than Federal personal income taxes.

                                           NATIONAL TAX EQUIVALENT TABLE
--------------------------------------------------------------------------------------------------------------------
Taxable Income ($1,000's)                                         Tax-Exempt Estimated Current Return
------------------------------                         -------------------------------------------------------------
Single           Joint               Tax               4.0%      4.5%      5.0%     5.5%     6.0%     6.5%     7.0%
Return           Return              Bracket                    Equivalent Taxable Estimated Current Return
--------------------------------------------------------------------------------------------------------------------
$  0-8.35       $  0-16.70           10%               4.44%     5.00%     5.56%    6.11%    6.67%    7.22%    7.78%
   8.35-33.95     16.70-67.90        15%               4.71%     5.29%     5.88%    6.47%    7.06%    7.65%    8.24%
  33.95-82.25     67.90-137.05       25%               5.33%     6.00%     6.67%    7.33%    8.00%    8.67%    9.33%
  82.25-171.55   137.05-208.85       28%               5.56%     6.25%     6.94%    7.64%    8.33%    9.03%    9.72%
 171.55-372.95   208.85-372.95       33%               5.97%     6.72%     7.46%    8.21%    8.96%    9.70%   10.45%
Over 372.95      Over 372.95         35%               6.15%     6.92%     7.69%    8.46%    9.23%   10.00%   10.77%
--------------------------------------------------------------------------------------------------------------------

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Page 31


                              First Trust(R)

                   THE FIRST TRUST COMBINED SERIES 283
              TAX EXEMPT MUNICIPAL INCOME TRUST, SERIES 240

                                 Sponsor:

                       FIRST TRUST PORTFOLIOS L.P.

                        Member SIPC o Member FINRA
                          120 East Liberty Drive
                         Wheaton, Illinois 60187
                              1-800-621-1675

       FTPS Unit Servicing Agent:               Trustee:

            FTP Services LLC           The Bank of New York Mellon

         120 East Liberty Drive            101 Barclay Street
         Wheaton, Illinois 60187        New York, New York 10286
             1-866-514-7768                  1-800-813-3074
                                          24-Hour Pricing Line:
                                             1-800-446-0132

                          ______________________

 When Units of the Trust are no longer available, this prospectus may be used as a preliminary prospectus
    for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.

                          ______________________

   This prospectus contains information relating to the above-mentioned unit investment trust, but does not contain all of the information about this investment company as filed with the SEC in Washington, D.C. under the:

    -   Securities Act of 1933 (file no. 333-157167) and
    -   Investment Company Act of 1940 (file no. 811-2541)

    Information about the Trust, including its Code of Ethics, can be reviewed and copied at the SEC's Public Reference Room in Washington
  D.C. Information regarding the operation of the SEC's Public Reference
        Room may be obtained by calling the SEC at 1-202-942-8090.

  Information about the Trust is available on the EDGAR Database on the
               SEC's Internet site at http://www.sec.gov.

                  To obtain copies at prescribed rates -
              Write: Public Reference Section of the SEC
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                            February 19, 2009

            PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 32


                              First Trust(R)

                    The First Trust(R) Combined Series

                          Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in The First Trust Combined Series 283 not found in the prospectus for the Trust. This Information Supplement is not a prospectus and does not include all of the information that you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated February 19, 2009. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors                                                   1
   Insurance Risk                                              1
Municipal Securities                                           2
   Healthcare Revenue Securities                               2
   Single Family Mortgage Revenue Securities                   3
   Multi-Family Mortgage Revenue Securities                    3
   Water and Sewerage Revenue Securities                       3
   Electric Utility Revenue Securities                         3
   Lease Obligation Revenue Securities                         4
   Industrial Revenue Securities                               4
   Transportation Facility Revenue Securities                  4
   Education Securities                                        5
   Resource Recovery Facility Revenue Securities               5
   Discount Securities                                         5
   Original Issue Discount Securities                          5
   When Issued Securities                                      5
   Zero Coupon Securities                                      6
   Premium Securities                                          6
Concentration
   Health Care                                                 6

Risk Factors.

The Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) certain states or United States Territories which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from federal and applicable state and local income tax. The Trust is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of such obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain national issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

The timely payment of principal of and interest on the Securities has been guaranteed by bond insurance purchased by the issuers or other parties.

Insurance Risk. Certain of the bonds in the Trust are insured. In the case of insured bonds, insurance has been obtained either by the issuer of bonds in the Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in the Trust guaranteeing prompt payment of interest and principal, when due, in respect of such bonds in the Trust. The premium for any preinsured bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the bonds so insured are outstanding and the respective preinsured bond insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the insurers have no obligation to insure any issue adversely affected by either of the above described events.

In order to be in an Insured Trust, bonds must be insured by an insurer. In determining eligibility for insurance, insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

In the event of nonpayment of interest or principal, when due, in respect of a bond, an insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Tax Status" in the prospectus.

Each insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, Moody's and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies and the websites of the insurers for the then current publicly available information. These ratings actions have had a significant impact on the ability of insurers to compete in the financial guarantee business.

Municipal Securities.

Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Securities. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Securities. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Securities. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Securities. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Securities. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Securities. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Securities. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Securities. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.


Education Securities. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.


Resource Recovery Facility Revenue Securities. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Securities.

Discount Securities. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Securities. Certain of the bonds are considered original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

When Issued Securities. "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to the Trust when the bonds are actually issued. Delivery of these Securities may be delayed or may not occur. Interest on these Securities does not begin accruing to the Trust until the Sponsor delivers them to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these Securities after their expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the Securities to the Trust. This could lower your first year estimated current return. In addition, you may experience gains or losses on these Securities from the time you purchase Units even though the Trust has not received them.

Zero Coupon Securities. Zero coupon bonds (which include bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds) do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Securities. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.


Concentration.

     Health Care. See "Information Supplement - Municipal Securities - Healthcare Revenue Securities" for a discussion of the risks of investing in health care issuers.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The Prospectus

                          The Consent of Independent Registered
                          Public Accounting Firm

                          The Master Agreement Among
                          Underwriters



                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST(R) COMBINED SERIES 283, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Wheaton and State of Illinois on February 20, 2009.

                           THE FIRST TRUST(R) COMBINED SERIES
                              283
                                   (Registrant)

                           By:    FIRST TRUST PORTFOLIOS L.P.
                                   (Depositor)


                           By:    Jason T. Henry
                                  Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                  TITLE*                 DATE


Judith M. Van Kampen         Director           )
                             of The Charger     )
                             Corporation, the   )   February 20, 2009
                             General Partner of )
                             First Trust        )
                             Portfolios L.P.    )

Karla M. Van Kampen-Pierre   Director           )
                             of The Charger     )
                             Corporation, the   )   Jason T. Henry
                             General Partner of )   Attorney-in-Fact**
                             First Trust        )
                             Portfolios L.P.    )

David G. Wisen               Director           )
                             of The Charger     )
                             Corporation, the   )
                             General Partner of )
                             First Trust        )
                             Portfolios L.P.    )



       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios
       L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.




    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-157167 on Form S-6 of our report dated February 19, 2009, relating to the financial statement of The First Trust Combined Series 283, comprising Tax-Exempt Municipal Income Trust, Series 240, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.






DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 2009

                            INDEX TO EXHIBITS


Exhibit 1.6          The Master Agreement Among Underwriters